UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

Techpoint, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55843	80-0806545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 N. First Street, #550 San Jose, CA	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including, Area Code: (408)324-0588

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Japanese Depositary Shares, each representing one Common Stock Share, par value $0.0001 per share	M-6697	Tokyo Stock Exchange (Mothers Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

The information under the caption “Non-GAAP Financial Information” in Item 7.01 below is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

Financial Results Forecast

On May 12, 2021 (Japanese Standard Time), Techpoint, Inc. (together with its wholly-owned subsidiaries, the “Company”, “we”, “us” and “our”) filed with the Tokyo Stock Exchange a Japanese report referred to as a “Kessan Tanshin”, which contained the Company’s financial results for the quarter ended March 31, 2021 (the “Tanshin”).

The Tanshin is substantially the same as the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, except the following supplemental information is provided:

•

In the Tanshin, the Company included a revised financial result forecast for the year ending December 31, 2021. These forecasted financial results were revised as compared to the forecasted financial results for the year ending December 31, 2021 presented in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 12, 2021.

The following table contains the revised forecasted financial results for the year ending December 31, 2021 (in thousands, except for per share amounts):

Year Ending December 31,	Revenue	Income from Operations	Income Before Income Taxes	Net Income	Non-GAAP Net Income (1)
2021 Forecast - Current	$56,056	$12,005	$12,010	$10,056	$11,352
	¥6,205,960	¥1,329,074	¥1,329,627	¥1,113,300	¥1,256,780
2021 Forecast - Previous	$45,954	$7,174	$7,154	$5,934	$7,222
	¥5,087,567	¥794,234	¥792,019	¥656,953	¥799,548
Amount Change	$10,102	$4,831	$4,856	$4,122	$4,130
	¥1,118,393	¥534,840	¥537,608	¥456,347	¥457,232
Percentage Change	22.0%	67.3%	67.9%	69.5%	57.2%
2020 Actual	$34,339	$3,698	$3,916	$3,342	$4,610
	¥3,801,671	¥409,406	¥433,540	¥369,993	¥510,373

(1)

The current forecasted non-GAAP figures exclude stock-based compensation of $1.3 million and the relating income tax impact based on a 16.54% effective tax rate, which was the assumed effective tax rate applied at the time the revised forecast was made.

The forecasted non-GAAP figures exclude stock-based compensation of $1.3 million and the relating income tax impact based on a 17.05% effective tax rate, which was the assumed effective tax rate applied at the time the revised forecast was made.

The actual non-GAAP figures exclude stock-based compensation of $1.5 million and the relating income tax impact based on a 14.66% effective tax rate, which was the effective tax rate for the year ended December 31, 2020.

Year Ended December 31,	Basic EPS (1)	Diluted EPS (1)	Non-GAAP Basic EPS	Non-GAAP Diluted EPS
2021 Forecast - Current	$0.55	$0.54	$0.63	$0.61
	¥61	¥60	¥70	¥68
2021 Forecast - Previous	$0.33	$0.32	$0.40	$0.39
	¥37	¥35	¥44	¥43
Amount Change	$0.22	$0.22	$0.23	$0.22
	¥24	¥25	¥26	¥25
Percentage Change	66.7%	68.8%	57.5%	56.4%
2020 Actual	$0.19	$0.19	$0.26	$0.26
	¥21	¥21	¥29	¥29
(1)	The forecasted basic and diluted EPS for the year ending December 31, 2021 were computed using a forecasted weighted average shares outstanding for the year ending December 31, 2021.

The Company’s demand from the automotive market continues to grow as design-wins obtained from manufacturers in prior quarters migrate to volume production. The Company believes it has significant market share in the automotive aftermarket for Multiple-channel-drive-recorder, Navigator and Around-view-monitor (AVM) products in Asia. Drive-recorder, Navigator and Around-view-monitor products employing the Company’s semiconductors and manufactured in Asia are not sold only to customers in Asia, but also to customers in other regions of the world. Additionally, the Company is seeing strong market growth in new segments of the Automotive market such as Electronic-Mirror and Mobile DVR products where the Company has secured multiple designed-wins in prior quarters.

The Company remains competitive in the security surveillance market where increasingly the market for analog cameras is shifting to higher resolution products, such as 5MP or 8MP(4K) cameras, for which the Company’s products were originally designed and targeted. Additionally, the Company’s unique Coaxial-audio camera product line is also well accepted in security market and contributes to the Company’s market share in the ISP segment.

The Company believes it has secured adequate manufacturing capacity in order to generate the revised forecasted revenue and it will continue discussions with its manufacturing partners to secure additional manufacturing capacity to fulfill its customers’ actual upside demand.

The above forecast amounts are based on certain assumptions made by the Company’s management as of the date hereof including that manufacturing constraints do not deteriorate, that the political landscape does not deteriorate, and that COVID-19 does not significantly harm the global economy and decrease demand for the Company’s products. Although demand in each of the second, third and fourth quarters is usually greater than the first quarter due to seasonality, the revised forecast reflects the worldwide capacity constraints in semiconductor manufacturing. The revised forecast does not include revenue from the newly developed CMOS Image Sensor and the Door Phone products as they remain under development or evaluation and the Company has not yet secured adequate manufacturing capacity for volume production. Although the revised forecast does not include the revenue from the newly developed CMOS Image Sensor and the Door Phone products due to the lack of manufacturing capacity, it is possible that the Company begins to recognize limited revenue from the sale of these products this year.

Since it is difficult to predict the future spread of COVID-19 and the timing of its cessation, the Company has calculated the forecast figures based on the assumption that COVID-19 will continue to have the same level of impact during fiscal 2021 as it does at present.

Note on financial results forecast: The above estimates are based on certain assumptions made by the Company’s management as of the date hereof. These assumptions are based on management’s experience and perception of current conditions, trends, expected future developments and other factors believed to be appropriate in the circumstances. Such estimates are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company and may cause the Company’s actual results to differ materially from the above estimates. Although the Company’s management believes that these assumptions are reasonable, the Company cannot assure you that the Company’s business will develop in accordance with these estimates. Investors are cautioned not to rely on these estimates as it is highly likely that actual results will differ, perhaps materially. These risks include the risk factors detailed in the Company’s Securities and Exchange Commission filings, including the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. The Company’s independent auditors have not compiled or been involved in the preparation of the forecasted financial results for the year ending December 31, 2021 or any interim period contained therein. Accordingly, they assume no responsibility for the accuracy or presentation of this information.

•	In the Tanshin, for the year ending December 31, 2021, the Company includes a dividend forecast of nil.

Non-GAAP Financial Information

•

In the Tanshin, for the three months ended March 31, 2021 and 2020, the Company presents non-GAAP income from operations based on the exclusion of stock-based compensation expense and non-GAAP net income based on the exclusion of stock-based compensation expense and the related tax impact.

The following tables contain a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP (generally accepted accounting principles in the United States) financial measures (in thousands):

Three Months Ended March 31, 2021	Income from operations	Net income
GAAP	$4,517	$3,853
Stock-based compensation expense	371	371
Adjustment for taxes (1)	—	(56)
Non-GAAP	$4,888	$4,168

(1) Adjustment for taxes based on assumed 14.96% effective tax rate, which is our assumed effective tax rate for fiscal 2021 as of March 31, 2021.

Three Months Ended March 31, 2020	Income from operations	Net income
GAAP	$33	$93
Stock-based compensation expense	390	390
Adjustment for taxes (1)	—	(84)
Non-GAAP	$423	$399

(1) Adjustment for taxes based on assumed 21.55% effective tax rate, which was our effective tax rate for fiscal 2020 as of March 31, 2020.

Note on non-GAAP financial information: The Company uses non-GAAP measures of adjusted income from operations and net income, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company’s management believes that non-GAAP results provide useful information to the Company’s board of directors, management and investors as these non-GAAP results exclude certain expenses that management believes are not indicative of the Company’s core operating results and can be impacted by factors beyond management’s direct control, such as the Company’s trading value. These non-GAAP results are some of the primary measurements management uses to assess the Company’s performance, allocate resources and plan for future periods. Reported non-GAAP results should only be considered as supplemental to results prepared in accordance with GAAP, and not considered as a substitute for, or superior to, GAAP results. These non-GAAP measures may differ from the non-GAAP measures reported by other companies in the Company’s industry. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures on a forward-looking basis is not available due to high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures.

•

In the Tanshin, financial statements denominated in Japanese yen are disclosed as supplementary information. The numbers were translated at 110.71 Japanese yen per U.S. dollar, which was the Telegraphic Transfer Middle Rate as per MUFG Bank, Ltd. (formerly Bank of Mitsubishi UFJ) as of March 31, 2021. This rate is also used for amounts disclosed in Japanese yen for the previous financial result forecast for the year ending December 31, 2021 and the actual financial result for the year ended December 31, 2020 in order to exclude the impact from the change in foreign currency exchange rates when comparing these financial results, which is permitted according to the current disclosure requirements for Tanshin in Japan.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The Tanshin and this Current Report include forward-looking statements that involve a number of risks and uncertainties, many of which are beyond the Company’s control. The Company’s actual results may differ from those anticipated or expressed in these forward-looking statements as a result of various factors, including those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission, and the differences may be material. All statements other than statements of historical facts contained in the Tanshin and this Current Report, including statements regarding our future results of operations and financial position, revenue forecast, strategy and plans, and our expectations for future operations, are forward-looking statements. The words “anticipate”, “believe,” “continue,” “could,” “design,” “estimate,” “intend,” “may,” “plan,” “project,” “will,” or the negative version of these words and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including the following:

•	our future financial performance, including our revenue, cost of sales and operating expenses;
•	our market opportunity and our ability to effectively manage or sustain our growth;
•	our ability to attract and retain end-customers in our current or future target markets;
•	our ability to continue to develop new technologies and obtain and maintain intellectual property rights protecting such technologies;
•	our ability to form and expand partnerships with technology partners and consulting partners;
•	our ability to maintain, protect and enhance our intellectual property;
•	our ability to successfully defend litigation brought against us;
•	new product releases and timing;
•	anticipated trends, key factors and challenges in our business and the competition that we face;
•	the effect of the COVID-19 pandemic on our business and the success of any measures we have taken or may take in the future in response thereto;
•	laws and regulations applicable to our business, including export restrictions and measures taken by government authorities in response to the COVID-19 pandemic;
•	our liquidity and working capital requirements; and
•	our expectations regarding future expenses and investments.

In light of these risks, uncertainties and assumptions the forward-looking events and circumstances discussed in the Tanshin and this Current Report may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Any forward-looking statement made by us in the Tanshin and this Current Report speaks only as of the date on which it is made. We did not intend to update any of these forward-looking statements after the date of the Tanshin and this Current Report, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Summary of the differences between current guidance and guidance provided on May 12, 2021 and February 12, 2021, respectively.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Techpoint, Inc.

Date: May 12, 2021	By:	/s/ Fumihiro Kozato
Fumihiro Kozato
President and Chief Executive Officer (Principal Executive Officer)